                                                                  EXHIBIT 10.32
-------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/             1. CONTRACT ID CODE    PAGE   OF   PAGES
MODIFICATION OF CONTRACT                                           1    3
-------------------------------------------------------------------------------
2. AMENDMENT/         3. EFFECTIVE    4. REQUISITION/        5. PROJECT NO.
   MODIFICATION NO.      DATE            PURCHASE REQ. NO.      (If applicable)
        P00018           26 Sep 96        MIPRNM 6600185
-------------------------------------------------------------------------------
6. ISSUED BY    CODE                  7. ADMINISTERED BY          CODE
                     ---------------     (If other than      ------------------
                                          Item 6)
DEFENSE LOGISTICS AGENCY
P.O. BOX 927300
SAN DIEGO, CA 92192-7300

JH
-------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (X)   9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county,
    State and ZIP Code)                      ----------------------------------
                                              9B. DATED (SEE ITEM 11)

VIASAT                                  ---------------------------------------
2290 COSMOS COURT                             10A. MODIFICATION OF CONTRACTOR/
CARLSBAD, CA 92009-1585                            ORDER NO.

                                         X              DAHT01-94-C-0014
                                             ----------------------------------
                                              10B. DATED (SEE ITEM 13)
---------------------------------------              21 SEPT 94
CODE                 FACILITY CODE
-------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
-------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended [ ] is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
-------------------------------------------------------------------------------
12. Accounting and Appropriation Date (If required)
                                  SEE ATTACHED
-------------------------------------------------------------------------------
        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
        ITEM 10A.
-------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY
        OF:

-------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority)
 X   MUTUAL AGREEMENT OF THE PARTIES
-------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and
   return    2    copies to the issuing office.
          -------
-------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/ MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE ATTACHED

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER               16A. NAME AND TITLE OF CONTRACTING
     (Type or print)                             OFFICER (Type or print)
NANCY S. LINSTEAD                           JOE HEATHERMAN
SR. CONTRACT ADMINISTRATOR                  CONTRACTING OFFICER
-------------------------------------------------------------------------------
15B. CONTRACTOR/       15C. DATE            16B. UNITED STATES      16C. DATE
     OFFEROR                SIGNED               OF AMERICA              SIGNED
/s/ NANCY L. LINSTEAD                       BY /s/ JOE HEATHERMAN
----------------------     10-7-96             --------------------    10/10/96
(Signature of person                           (Signature of
 authorized to sign)                            Contracting Officer)
-------------------------------------------------------------------------------
NSN 7540-01-152-9070           PerFORM (DLA)      STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

                                                           DAHT01-94-C-0014
                                                           MODIFICATION P00018
                                                           PAGE 2 OF 3


1. The purpose of this modification is to provide an additional $60,692 of overrun funding for CLIN 0001AA

2.      Accordingly the following changes are made to this contract:

        A) Under Section B "Supplies/Services" the following changes are made:

                             From
                             ----
CLIN    Description           Qty       Unit               Amount
----    -----------           ---       ----               ------
0001AA  Tactical Engineering    2        ea     Est Cost    $3,262,199.02
        Development Models                      Fixed Fee      201,994.58
                                                            -------------
                                                Total CPIF  $3,464,193.60



                              To
                             ----
CLIN    Description           Qty       Unit               Amount
----    -----------           ---       ----               ------
0001AA  Tactical Engineering    2        ea     Est Cost    $3,322,891.02
        Development Models                      Fixed Fee      201,994.58
                                                            -------------
                                                Total CPIF  $3,524,885.60


        B) Based on the amount shown in paragraph 2 A), the total contract cost is increased by $60,692 while the total contract fee remains unchanged to reflect the following revised CPFF:


                   From                   By                 To
                   ----                   --                 --
Estimated
  Cost          $3,700,386.02           $60,692         $3,761,078.02
Fixed Fee          236,945.58                 0            236,945,58
                -------------           -------         -------------
Total CPFF      $3,937,331.60           $60,692         $3,998,023.60


        C) Under Section F.2 "Delivery Schedule" The following changes are made:

                   From
                   ----
CLIN 0001AA     Final Acceptance        15 Oct 96
CLIN 0001AB     Final Acceptance        15 Oct 96
CLIN 0001AE     Final Acceptance        30 Sept 96


                    To
                    --
CLIN 0001AA     Final Acceptance        15 Nov 96
CLIN 0001AB     Final Acceptance        15 Nov 96
CLIN 0001AC     Final Acceptance        15 Nov 96

                                                           DAHT01-94-C-0014
                                                           MODIFICATION P00018
                                                           PAGE 3 OF 3


        D) Under Section G.5 "Accounting and Appropriation Data" ACRN AO is added to fund the items set forth in paragraph 1 above:

                AO:  9760400.0200 5E6 6045 680011 0000 659900 60185 $60,692
                     MIPR NM6600185

        With this additional $60,692 of funding, this contract is now fully funded at a total of $4,148,023.60.

3.      All other terms and conditions of this contract remain unchanged.

-------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/             1. CONTRACT ID CODE    PAGE   OF   PAGES
MODIFICATION OF CONTRACT                                           1    2
-------------------------------------------------------------------------------
2. AMENDMENT/         3. EFFECTIVE    4. REQUISITION/        5. PROJECT NO.
   MODIFICATION NO.      DATE            PURCHASE REQ. NO.      (If applicable)
        P00017           12 AUG 96        MIPRNM 6600185
-------------------------------------------------------------------------------
6. ISSUED BY    CODE                  7. ADMINISTERED BY          CODE
                     ---------------     (If other than      ------------------
                                          Item 6)
DEFENSE LOGISTICS AGENCY
P.O. BOX 927300
SAN DIEGO, CA 92192-7300

JH
-------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (X)   9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county,
    State and ZIP Code)                      ----------------------------------
                                              9B. DATED (SEE ITEM 11)

VIASAT                                  ---------------------------------------
2290 COSMOS COURT                             10A. MODIFICATION OF CONTRACTOR/
CARLSBAD, CA 92009-1585                            ORDER NO.

                                         X              DAHT01-94-C-0014
                                             ----------------------------------
                                              10B. DATED (SEE ITEM 13)
---------------------------------------              21 SEPT 94
CODE                 FACILITY CODE
-------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
-------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended [ ] is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
-------------------------------------------------------------------------------
12. Accounting and Appropriation Date (If required)
                                  SEE ATTACHED
-------------------------------------------------------------------------------
        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
        ITEM 10A.
-------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY
        OF:

-------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority)
 X   MUTUAL AGREEMENT OF THE PARTIES
-------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and
   return    2    copies to the issuing office.
          -------
-------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/ MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE ATTACHED

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER               16A. NAME AND TITLE OF CONTRACTING
     (Type or print)                             OFFICER (Type or print)
NANCY S. LINSTEAD                           JOE HEATHERMAN
SR. CONTRACT ADMINISTRATOR                  CONTRACTING OFFICER
-------------------------------------------------------------------------------
15B. CONTRACTOR/       15C. DATE            16B. UNITED STATES      16C. DATE
     OFFEROR                SIGNED               OF AMERICA              SIGNED
/s/ NANCY L. LINSTEAD                       BY /s/ JOE HEATHERMAN
----------------------     28/08/96            --------------------    04/10/96
(Signature of person                           (Signature of
 authorized to sign)                            Contracting Officer)
-------------------------------------------------------------------------------
NSN 7540-01-152-9070           PerFORM (DLA)      STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

                                                             DAHT01-94-C-0014
                                                             MODIFICATION P00017
                                                             PAGE 2 OF 2

1. The purpose of this modification is to provide an additional $52,000 of overrun funding for CLIN 0001AA

2.   Accordingly the following changes are made to this contract:

     (A) Under Section B "Supplies/Services" the following changes are made:

                                      From


CLIN      DESCRIPTION             QTY    UNIT           AMOUNT
------    --------------------    ---    ----    -------------------------

0001AA    Tactical Engineering     2      ea     Est Cost    $3,210,199.02
          Development Models                     Fixed Fee      201,994.58
                                                             --------------
                                                 Total CPIF  $3,412,193.60

                                       To



CLIN      DESCRIPTION             QTY    UNIT           AMOUNT
------    --------------------    ---    ----    -------------------------
0001AA    Tactical Engineering     2      ea     Est Cost    $3,262,199.02
          Development Models                     Fixed Fee      201,994.58
                                                             --------------
                                                 Total CPIF  $3,464,193.60


        B) Based on the amounts shown in paragraph 2 A), the total contract cost is increased by $52,000 while the total contract fee remains unchanged to reflect the following revised CPFF:

                           From             By           To
                           ----             --           --
Estimated Cost          $3,648,386.02     52,000    $3,700,386.02
Fixed Fee                  236,945.58          0       236,945.58
                        -------------    -------    -------------
Total CPFF              $3,885,331.60    $52,000    $3,937,331.60


        C) Under Section G.5 "Accounting and Appropriation Data" ACRN AN is added to fund the items set forth in paragraph 1 above:

        AN: 9760400.0200 5E6 6045 680011 0000 659900 60185 $52,000, MIPR
        NM6600185

        With this additional $52,000 of funding, this contract is now fully funded at a total of $4,087,331.60.

3.  All other terms and conditions of this contract remain unchanged.

-------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/             1. CONTRACT ID CODE    PAGE   OF   PAGES
MODIFICATION OF CONTRACT                                           1
-------------------------------------------------------------------------------
2. AMENDMENT/         3. EFFECTIVE    4. REQUISITION/        5. PROJECT NO.
   MODIFICATION NO.      DATE            PURCHASE REQ. NO.      (If applicable)
        P00016           09 JUL 96
-------------------------------------------------------------------------------
6. ISSUED BY    CODE                  7. ADMINISTERED BY          CODE
                     ---------------     (If other than      ------------------
                                          Item 6)
DEFENSE LOGISTICS AGENCY
P.O. BOX 927300
SAN DIEGO, CA 92192-7300

JH
-------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (X)   9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county,
    State and ZIP Code)                      ----------------------------------
                                              9B. DATED (SEE ITEM 11)

VIASAT                                  ---------------------------------------
2290 COSMOS COURT                             10A. MODIFICATION OF CONTRACT/
CARLSBAD, CA 92009-1585                            ORDER NO.

                                         X              DAHT01-94-C-0014
                                             ----------------------------------
                                              10B. DATED (SEE ITEM 13)
---------------------------------------              21 SEPT 94
CODE                 FACILITY CODE
-------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
-------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such changes may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this agreement, and is received prior to the opening hour and date specified.
-------------------------------------------------------------------------------
12. Accounting and Appropriation Data (If required)
                                  SEE ATTACHED
-------------------------------------------------------------------------------
        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-------------------------------------------------------------------------------
(X)  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
        CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
        ITEM 10A.
-------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
-------------------------------------------------------------------------------
X    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY
        OF:
        CONTRACT CLAUSE I.3.3
-------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority)
-------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and
   return    2    copies to the issuing office.
          -------
-------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/ MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE ATTACHED

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER               16A. NAME AND TITLE OF CONTRACTING
     (Type or print)                             OFFICER (Type or print)
NANCY S. LINSTEAD                           JOE HEATHERMAN
SR. CONTRACT ADMINISTRATOR                  CONTRACTING OFFICER
-------------------------------------------------------------------------------
15B. CONTRACTOR/       15C. DATE            16B. UNITED STATES      16C. DATE
     OFFICER                SIGNED               OF AMERICA              SIGNED
/s/ NANCY S. LINSTEAD                       BY /s/ JOE HEATHERMAN
----------------------   22-July-96            --------------------   24/July/96
(Signature of person                           (Signature of
 authorized to sign)                            Contracting Officer)
-------------------------------------------------------------------------------
NSN 7540-01-152-9070           PerFORM (DLA)      STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

                                                        DAHT01-94-C-0014
                                                        MODIFICATION P00016
                                                        BASIC
                                                        PAGE 2 OF 3

1. The purpose of this modification is to provide for FY 97 STAR Maintenance Support. Accordingly pursuant to Section I "Contract Clauses", Subparagraph I.3.3 entitled "52.217-9 Option to Extend the Term of the Contract (Mar 1989)", the Government hereby exercises its option rights to procure CLIN 0003.

2.      Accordingly the following changes are made to this contract:

        A) Under Section B "Supplies/Services" CLIN 0003 is changed from an option item to a firm contract requirement and restated to read as follows:

CLIN            Description                     Qty          Unit       Amount
----            -----------                     ---          ----       ------

0003            On call support for              1           Lot    NTE $150,000
                the maintenance of
                the delivered EDMS
                in accordance with
                SOW dated 02 Sept 94
                paragraph 3.8.2 from
                the period of
                01 Oct 96 thru
                30 Sept 97.

        B) Under Section E "Inspection and Acceptance" is restated to read as follows:

        1. Government inspection and acceptance shall be made by the designated Government representative in accordance with the Statement of Work, Specifications and Contract Data Requirements Lists provided under separate cover. The four (4) Engineering Development models will be conditionally accepted prior to the operational test. The conditional acceptance will be either at the contractors facility or in the Northern Virginia area. The final acceptance will be after passing the operational tests. The contractor is authorized to deliver the first EDM System prior to completion of environmental testing but the contractor is not relieved from meeting the environmental requirements for all units.

        2. For each maintenance action authorized under CLIN 0003, the contractor shall submit a certificate of completion to CISA for its concurrence that the maintenance action has been satisfactorily completed. A copy of the COC (with CISA's acknowledgment) shall be included with each invoice submitted for CLIN 0003.

                                                        DAHT01-94-C-0014
                                                        MODIFICATION P00016
                                                        BASIC
                                                        PAGE 3 OF 3

        C) Under Section G.5 "Accounting and Appropriation Data" ACRN AM is added to fund CLIN 0003 only:

                        AM: 9760300.0200 5D6 6045 880012 0000 659900 60192
                            659900  $150,000 MIPR NM6600192

        With this additional $150,000 of funding this contract is now fully funded at a total of $4,035,331.60

3. The contractor is reminded of the requirements of Section H "Special Provisions" Subparagraph H.18 entitled "Time and Material and Labor Hour Contract Line Items" regarding authorization of maintenance actions under CLIN 0003.

4.      All other requirements of this contract remain unchanged.

-------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/             1. CONTRACT ID CODE    PAGE   OF   PAGES
MODIFICATION OF CONTRACT                                           1        3
-------------------------------------------------------------------------------
2. AMENDMENT/         3. EFFECTIVE    4. REQUISITION/        5. PROJECT NO.
   MODIFICATION NO.      DATE            PURCHASE REQ. NO.      (If applicable)
        P00015           19 JUNE 96       MIPRNM 6600185
-------------------------------------------------------------------------------
6. ISSUED BY    CODE                  7. ADMINISTERED BY          CODE
                     ---------------     (If other than      ------------------
                                          Item 6)
DEFENSE LOGISTICS AGENCY
P.O. BOX 927300
SAN DIEGO, CA 92192-7300

JH
-------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (X)   9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county,
    State and ZIP Code)                      ----------------------------------
                                              9B. DATED (SEE ITEM 11)

VIASAT                                  ---------------------------------------
2290 COSMOS COURT                             10A. MODIFICATION OF CONTRACT/
CARLSBAD, CA 92009-1585                            ORDER NO.

                                         X              DAHT01-94-C-0014
                                             ----------------------------------
                                              10B. DATED (SEE ITEM 13)
---------------------------------------              21 SEPT 94
CODE                 FACILITY CODE
-------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
-------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
-------------------------------------------------------------------------------
12. Accounting and Appropriation Date (If required)
                                  SEE ATTACHED
-------------------------------------------------------------------------------
        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
        ITEM 10A.
-------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
-------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY
        OF:
-------------------------------------------------------------------------------
X    D. OTHER (Specify type of modification and authority)
        MUTUAL AGREEMENT OF THE PARTIES
-------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and
   return    2    copies to the issuing office.
          -------
-------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/ MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE ATTACHED

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER               16A. NAME AND TITLE OF CONTRACTING
     (Type or print)                             OFFICER (Type or print)
NANCY S. LINSTEAD                           JOE HEATHERMAN
SR. CONTRACT ADMINISTRATOR                  CONTRACTING OFFICER
-------------------------------------------------------------------------------
15B. CONTRACTOR/       15C. DATE            16B. UNITED STATES      16C. DATE
     OFFICER                SIGNED               OF AMERICA              SIGNED
/s/ NANCY S. LINSTEAD                       BY /s/ JOE HEATHERMAN
----------------------   27-June-96            --------------------   28/June/96
(Signature of person                           (Signature of
 authorized to sign)                            Contracting Officer)
-------------------------------------------------------------------------------
NSN 7540-01-152-9070           PerFORM (DLA)      STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

                                                           DAHT01-94-C-0014
                                                           MODIFICATION P00015
                                                           BASIC
                                                           PAGE 3 OF 3


1.      The purpose of this modification is to:

        A)      Fully fund the Basic Contract ($78,500).

        B)      Authorize contractors Engineering Change Proposal
                Number 9603012.00 dated 29 March 96 ($82,646).

        C) Fund contractor over-run and extend the period of performance of CLIN 0001 ($124,837, cost only).

2.      Accordingly the following changes are made to this contract:

        A) Under Section B "Supplies/Services" the following changes are made:

                             From
                             ----
CLIN    Description           Qty       Unit               Amount
----    -----------           ---       ----               ------
0001AA  Tactical Engineering    2        ea     Est Cost    $3,056,461.02
        Development Models                      Fixed Fee      199,694.58
                                                            -------------
                                                Total CPIF  $3,256,155.60



                              To
                             ----
CLIN    Description           Qty       Unit               Amount
----    -----------           ---       ----               ------
0001AA  Tactical Engineering    2        ea     Est Cost    $3,210,199.02
        Development Models                      Fixed Fee      201,994.58
                                                            -------------
                                                Total CPIF  $3,412,193.60




CLIN    Description           Qty       Unit               Amount
----    -----------           ---       ----               ------
0001AE  STAR Terminal           1       Lot     Est Cost    $   47,657
        Test Software                           Fixed Fee        3,788
                                                            -------------
                                                Total CPIF  $   51,445


        (B Based on the amounts shown in paragraph 2 A), the total contract cost is increased by $201,395 and the total contract fee is increased by $6,088 to reflect the following revised CPFF:

                   From                   By                 To
                   ----                   --                 --
Estimated
  Cost          $3,466,991.02           $201,395        $3,648,386.02
Fixed Fee          230,857.58              6,088           236,945,58
                -------------           -------         -------------
Total CPFF      $3,677,848.60           $207,483        $3,885,331.60

                                                           DAHT01-94-C-0014
                                                           MODIFICATION P00015
                                                           BASIC
                                                           PAGE 3 OF 3

        C) Under Section C "Description/Specifications" the following subparagraph is added:

                        d. contractor engineering change proposal number 9603012.00 dated 29 March 1996. "The test software will be hosted on the RDI Ruggedized Powerlite Computer and modified per the STAR Terminal Interface Design Document (IDD) revision H dated 22 Mar 96"

        D) Under Section F.2 "Delivery Schedule" the following changes are made:


                                From
                                ----
        CLIN 0001AA + AB Final Acceptance 1 Aug 96

                                 To
                                 --
        CLIN 0001AA + AB Final Acceptance 15 Oct  96
        CLIN 0001AE      Final Acceptance 30 Sept 96

        E) Under Section G.5 "Accounting and Appropriation Data" ACRN AL is added to fund the items set forth in paragraph 1 above:

        AL:     9760400.0200 5EG 6045 68011 0000 659900 60185  $285,983, MIPR
                NM66000185

        With this additional $285,983 of funding, this contract is now fully funded at a total of $3,885,331.60.

3.      All other terms and conditions of this contract remain unchanged.

4. The contractor agrees this modification increases the total contract fixed fee amount from $230,857.58 by $6,088.00 to $236,945.58 and represents the full and complete equitable adjustment for the revised effort and the complete consideration for the total cost impact upon this contract arising from facts and circumstances of the revised effort.


                                 JOE HEATHERMAN

-------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/             1. CONTRACT ID CODE    PAGE   OF   PAGES
MODIFICATION OF CONTRACT                         U                 1        4
-------------------------------------------------------------------------------
2. AMENDMENT/         3. EFFECTIVE    4. REQUISITION/        5. PROJECT NO.
   MODIFICATION NO.      DATE            PURCHASE REQ. NO.      (If applicable)
        P00014        14 February 1996
-------------------------------------------------------------------------------
6. ISSUED BY    CODE                  7. ADMINISTERED BY          CODE
                     ---------------     (If other than      ------------------
                                          Item 6)
Technical Contract Management Office      Defense Logistics Agency
P.O. Box 1647, VHFS                       P.O. Box 747
Warrenton, VA 22186-1647                  Poway, CA  92074

JH
-------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (X)   9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county,
    State and ZIP Code)                      ----------------------------------
                                              9B. DATED (SEE ITEM 11)

ViaSat                                  ---------------------------------------
ATTN: Ms. Nancy Linstead                      10A. MODIFICATION OF CONTRACT/
2290 Cosmos Court                                  ORDER NO.
Carlsbad, CA 92009-1585
                                         X              DAHT01-94-C-0014
                                             ----------------------------------
                                              10B. DATED (SEE ITEM 13)
---------------------------------------              21 SEPT 94
CODE                 FACILITY CODE
-------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
-------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such changes may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this agreement, and is received prior to the opening hour and date specified.
-------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATE (If required)
-------------------------------------------------------------------------------
        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
        ITEM 10A.
-------------------------------------------------------------------------------
X    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
        ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
-------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY
        OF:
-------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority)
-------------------------------------------------------------------------------
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and
   return         copies to the issuing office.
          -------
-------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/ MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE THE ATTACHED CONTINUATION PAGE

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER               16A. NAME AND TITLE OF CONTRACTING
     (Type or print)                             OFFICER (Type or print)
                                            LINDA M. CHADWICK
                                            Contracting Officer
-------------------------------------------------------------------------------
15B. CONTRACTOR/       15C. DATE            16B. UNITED STATES      16C. DATE
     OFFEROR                SIGNED               OF AMERICA              SIGNED
                                            BY /s/ LINDA M. CHADWICK
----------------------                         --------------------    02/13/96
(Signature of person                           (Signature of
 authorized to sign)                            Contracting Officer)
-------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE      PerFORM (DLA)      STANDARD FORM 30 (REV. 10-83)
                                                  Prescribed by GSA
                                                  FAR (48 CFR) 53.243

ViaSat                                                 DAHT01-94-C-0014
Carlsbad, CA                                           Modification P00 014
                                                       Page 02 of 04

14.  DESCRIPTION OF MODIFICATION
1. This modification is transferring the Procuring Contracting Officer (PCO) responsibility from the Technical Contracts Management Office (TCMO) to Defense Logistic Agency (DLA) effective 14 February 1996. Base on this Change PART I - SECTION G - CONTRACT ADMINISTRATION DATA is hereby changed as shown below.

                                      FROM

G.1  CONTRACT CORRESPONDENCE AND INQUIRIES

     All correspondence and inquiries for the Contracting Office shall reference the appropriate contract number, contract line item number, and/or CDRL and shall be directed to the Contracting Officer shown below:

          NAME:          Ms. Linda Chadwick
          OFFICE SYMBOL: SFAE-RP-TCM
          TELEPHONE NO:  (703) 347-0808 or (703) 349-7600/7601
          DSN:           229-7600/7601

G.2  TECHNICAL POINT OF CONTACT

     The technical point of contact for this contract will be identified by a letter from the Contracting Officer after award.

G.3  INVOICES/VOUCHERS

          a. An invoice is a written request for payment under the contract for supplies delivered or for services rendered.

          b. Invoices/vouchers shall be submitted for purchases and services other than personal, to the addresses below in a simultaneous mailing:

          1. The original and six (6) copies to the Administrative Contracting Officer (ACO) identified in Block 6 of the SF-26 Award document.

          2.  One Copy:

                Technical Contract Management Office
                Attention: Linda M. Chadwick
                Post Office Box 1647
                Vint Hill Farms Station
                Warrenton, Virginia  22186-1647

                                                             DAHT001-94-C-0014
ViaSat                                                       Modification P00014
Carlsbad, CA                                                 Page 03 of 04


G.3   INVOICES/VOUCHERS - Continued
      -----------------------------
        3.  Requiring Activity
            (Address to be provided upon contract award)

        C. After the ACO has approved the voucher, the voucher shall be submitted to the paying office for payment.

G.4   INSTRUCTIONS TO PAYING OFFICE AND ADMINISTRATIVE CONTRACTING OFFICE:
      --------------------------------------------------------------------
        a. The Contract Specialist is:

                NAME:                   Ms. Linda Chadwick
                ORGANIZATION CODE:      SFAE-RP-TCM
                TELEPHONE NUMBER:       (703) 347-0808 or (703) 349-7600/7601
                DSSN/AUTOVON:           229-7600/7601

        b. Payment to the contractor shall be mailed to the following address:
           (If other than address shown on SF 26 or SF 33).

                            (SAME AS SHOWN ON SF 26)

        c. The contract administrative office in Block 6 of the SF-26 is hereby delegated the duties outlined in FAR Part 42.302(a).

                                       TO

G.1   CONTRACT CORRESPONDENCE AND INQUIRIES
      -------------------------------------
      All correspondence and inquiries for the Contracting Office shall reference the appropriate contract number, contract line item number, and/or CDRL and shall be directed to the Contracting Officer shown below:

                        NAME:           Mr. Joe Heatherman
                        TELEPHONE NO:   (619) 625-9405


G.2   TECHNICAL POINT OF CONTACT
      --------------------------
      The technical point of contact for this contract will be identified by a letter from the Contracting Officer after award.


G.3   INVOICES/VOUCHERS
      -----------------
      a. An invoice is a written request for payment under the contract for supplies delivered or for services rendered.

ViaSat                                                      DAHT01-94-C-0014
Carlsbad, CA                                                Modification P00014
                                                            Page 04 of 04

                b. Invoices/vouchers shall be submitted for purchases and services other than personal, to the addresses below in a simultaneous mailing:

                1. The original and six (6) copies to the Administrative Contracting Officer (ACO) identified in Block 6 of the SF-26 Award document.

                2.      One Copy:

                         Defense Logistic Agency
                         Attention: Mr. Joe Heatherman
                         Post Office Box 747
                         Poway, CA  92074

                3.      Requiring Activity
                        (Address to be provided upon contract award)

                c. After the ACO has approved the voucher, the voucher shall be submitted to the paying office for payment.

G.4     INSTRUCTIONS TO PAYING OFFICE AND ADMINISTRATIVE CONTRACTING OFFICE:
        -------------------------------------------------------------------

        a.      The PCO/ACO is:

                 NAME:                  Mr. Joe Heatherman
                 ORGANIZATION CODE:     DLA
                 TELEPHONE NUMBER:      (619) 625-9405

        b. Payment to the contractor shall be mailed to the following address: (If other than address shown on SF 26 or SF 33).

                            (SAME AS SHOWN ON SF 26)

        c. The contract administrative office in Block 6 of the SF-26 is hereby delegated the duties outlined in FAR Part 42.302(a) and (b).

                               PART I - SECTION G
                          CONTRACT ADMINISTRATION DATA

G.1     CONTRACT CORRESPONDENCE AND INQUIRIES

        All correspondence and inquiries for the Contracting Office shall reference the appropriate contract number, contract line item number, and/or CDRL and shall be directed to the Contracting Officer shown below:

                NAME:           Mr. Joe Heatherman
                TELEPHONE:      (619) 625-9405

G.2     TECHNICAL POINT OF CONTACT

        The technical point of contact for this contract will be identified by a letter from the Contracting Officer after award.

G.3     INVOICES/VOUCHERS

        a. An invoice is a written request for payment under the contract for supplies delivered or for services rendered.

        b. Invoices/vouchers shall be submitted for purchases and services other than personal, to the addresses below in a simultaneous mailing:

        1. The original and six (6) copies to the Administrative Contracting Officer (ACO) identified in Block 6 of the SF-26 Award document.

        2. One Copy:

                Defense Logistic Agency
                Attention: Mr. Joe Heatherman
                Post Office Box 747
                Poway, CA 92074        92074

        3. Requiring Activity
           (Address to be provided upon contract award)

        c. After the ACO has approved the voucher, the voucher shall be submitted to the paying office for payment.

G.4     INSTRUCTIONS TO PAYING OFFICE AND ADMINISTRATIVE CONTRACTING OFFICE:

        a. The PCO/ACO is:

        NAME:                   Mr. Joe Heatherman
        ORGANIZATION CODE:      DLA
        TELEPHONE NUMBER:      (619) 625-9405


                                      G.1

                               PART I - SECTION G
                          CONTRACT ADMINISTRATION DATA

G.4       INSTRUCTIONS TO PAYING OFFICE AND ADMINISTRATIVE CONTRACTING
          OFFICE: - Continued

          b. Payment to the contractor shall be mailed to the following address: (If other than address shown on SF 26 or SF 33).

                            (SAME AS SHOWN ON SF 26)

          c. The contract administrative office in Block 6 of the SF-26 is hereby delegated the duties outlined in FAR Part 42.302(a) and (b).

G.5       ACCOUNTING AND APPROPRIATION DATA

          PR&C TCMO-0029-94
          AA:  9740400.0200 5E4 6045 680011 000 659900
               MIPR NM4600060                                $1,190,089.00

          PR&C TMCO-0028-94
          AB:  9730400.0200 5F3 6045 760006 0000 659900
               H03600198 MIPR FY7620-93-FMXS02               $  100,228.00

          PR&C TCMO 0002-95
          AC:  9740400.0200 5E4 6045 680011 0000 659900
               MIPR NM4600060                                $  500,282.00

          PR&C TFCMO 000b-95
          AD:  9740300.0200 5D4 6045 880012 0000 65990
               MIPR NM460061 (CLIN 0004 ONLY)                $    5,616.00

          PR&C TCMO 010-95
          AE:  9750400.0200 5E5 6045 680011 50092
               0000 659900 MIPR NM5600092                    $  360,938.00

          PR&C W73TCM05223011
          AF:  9750400.0200 5E5 6045 680011 50092
               0000 659900 MIPR NM5600092                    $  264,367.00

          PR&C W73TCM05226012
          AG:  9750400.0200 5E5 6045 680011 50092
               0000 659900 MIPR NM5600092                    $   34,695.00
          PR&C W735CM05201001
          AH:  9760400.0200 5E6 6045 680011 0000
               659900 60016 MIPR NM6600016                   $  200,000.00

                                      G.2
                                                          DAHT01-94-C-0014
                                                          CHANGE PAGE P00014

                               PART I - SECTION G
                          CONTRACT ADMINISTRATION DATA

G.5     ACCOUNTING AND APPROPRIATION DATA - CONTINUED

        PR&C W73TCMO5201003
        AJ:  9760400.0200 5E6 6045 680011 0000
             659900 60049 MIPR NM6600049                $  173,151.00

        PR&C W73TCMO5201003
        AK:  9760400.0200 5E6 6045 680011 0000
             659900 60049 MIPR NM6600049                $  769,982.60
                                                        _____________
                                                        $3,599,348.60

G.6     INCREMENTAL FUNDING

        Portions of this contract may be incrementally funded and subject to the "Limitation of Funds" clause, FAR 52.232-22. When fully funded, the "Limitation of Cost", FAR 52.232-20, applies.

G.7     PAYMENT OFFICE

        The payment office under the contract shall be designated by a separate letter of instructions from the ACO.


                                      G.3



                                                       DAHT01-94-C-0014
                                                       CHANGE PAGE P00014

-------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/             1. CONTRACT ID CODE    PAGE   OF   PAGES
MODIFICATION OF CONTRACT                         U                 1        A1
-------------------------------------------------------------------------------
2. CONTRACT (Proc.    3. EFFECTIVE    4. REQUISITION/
   Inst. Indent.) No.    DATE            PURCHASE REQUEST/PROJECT NO.
   DAHT01-94-C-0014     SEE BLK 20C      TCMO-0028-94 & TCMO-0029-94
-------------------------------------------------------------------------------
5. ISSUED BY    CODE                  6. ADMINISTERED BY          CODE
                     ---------------     (If other than      ------------------
                                          Item 5)

Technical Contract Management Office      Defense Logistic Agency
P.O. Box 1647, VHFS                       P.O. Box 747
Warrenton, VA 22186-1647                  Poway, CA  92074

                                          Through Mod P00013
-------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR          8. DELIVERY
   (No., street, county,
    State and ZIP Code)                    / / FOR ORIGIN  /X/ OTHER (See below)

                                           9. DISCOUNT FOR PROMPT PAYMENT
                                                         N/A
ViaSat
Attn: Ms. Dianne Cherniak                       -------------------------
2290 Cosmos Court          STAR           10. SUBMIT INVOICES              ITEM
Carlsbad, CA 92009-1585                       (4 copies unless otherwise
                                              specified) TO THE ADDRESS     See
                                              SHOWN IN                   Section
                                                                             G
                                             ----------------------------------

---------------------------------------                         ---------------
CODE                 FACILITY CODE                                 CODE
-------------------------------------------------------------------------------
11. SHIP TO/MARK FOR          CODE        12. PAYMENT WILL BE MADE BY

    SEE SECTION F                             SEE SECTION G, Paragraph G.7
-------------------------------------------------------------------------------

13. AUTHORITY FOR USING OTHER THAN        14. ACCOUNTING AND APPROPRIATION DATA
    FULL AND OPEN COMPETITION:

    /XX/ 10 U.S.C. 2304(c)(6)                 SEE SECTION G   $1,190,089.00
   /  /  41 U.S.C. 253(c)/
--------------------------------------------------------------------------------

15A. ITEM NO.  15B SUPPLIES/SERVICES  15C. QUANTITY 15D. UNIT 15E. UNIT 15F.
                                                          AMOUNT PRICE
-------------------------------------------------------------------------------
                See Section B
                The contractor's
                design as presented
                at the Critical
                Design Review and
                the Contractor's
                Proposal is hereby
                incorporated by
                reference.
-------------------------------------------------------------------------------
                                    15G TOTAL AMOUNT OF CONTRACT  $2,157,152.00
-------------------------------------------------------------------------------

                                16. TABLE OF CONTENTS
-------------------------------------------------------------------------------

(X) SEC           DESCRIPTION                           PAGE(S)
-------------------------------------------------------------------------------
           PART I -- THE SCHEDULE
-------------------------------------------------------------------------------
X   A  SOLICITATION/CONTRACT FORM                         1
X   B  SUPPLIES OR SERVICES AND PRICES/COSTS            B.1-2
X   C  DESCRIPTION/SPECS./WORK STATEMENT                C.1
X   D  PACKAGING AND MARKING                            D.1-2
X   E  INSPECTION AND ACCEPTANCE                        E.1
X   F  DELIVERIES OR PERFORMANCE                        F.1
X   G  CONTRACT ADMINISTRATION DATA                     G.1-2
X   H  SPECIAL CONTRACT REQUIREMENTS                    H.1-8
------------------------------------------------------------------------------
(X) SEC           DESCRIPTION                           PAGE(S)
          PART II -- CONTRACT CLAUSES
------------------------------------------------------------------------------
X   I  CONTRACT CLAUSES                                 I.1-8


------------------------------------------------------------------------------
(X) SEC           DESCRIPTION                           PAGE(S)
          PART III -- LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
------------------------------------------------------------------------------
X   J  LIST OF ATTACHMENTS                              J.1


------------------------------------------------------------------------------
(X) SEC           DESCRIPTION                           PAGE(S)
          PART IV -- REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------
X   K  REPRESENTATIONS, CERTIFICATIONS AND OTHER    Incorporated by
       STATEMENTS OF OFFERORS                         Reference *

    L  INSTRS. CONDS., AND NOTICES TO OFFENDORS

    M  EVALUATION FACTORS FOR AWARD

------------------------------------------------------------------------------
         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------

17. /X/ CONTRACTOR'S NEGOTIATED AGREEMENT   18. / / AWARD (Contractor is not
(Contractor is required to sign this        required to sign this document.)
document and return 2 copies to issuing     Your offer on Solicitation
office.) Contractor agrees to furnish       Number ______________ including
and deliver all items or perform all the    the additions or changes made by
services set forth or otherwise             you which additions to changes
identified above and on any continuation    are set forth in full above, is
sheets for the consideration stated         hereby accepted as in the items
herein. The rights and obligations of the   listed above and on any
parties to this contract shall be subject   continuation sheets. This award
to and governed by the following            consummates the contract which
documents: (a) this award/contract, (b)     consists of the following documents:
the solicitation, if any, and (c) such      (a) the Government's solicitation
provisions, representations,                and your offer, and (b) this award/
certifications, and specifications, as      contract. No further contractual
are attached or incorporated by reference   document is necessary.
herein.) (Attachments are listed herein.)

-------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER               20A. NAME AND TITLE OF CONTRACTING
     (Type or print)                             OFFICER
PETER C. NOLAN                              LINDA M. CHADWICK
PROGRAM MANAGER                             Contracting Officer
-------------------------------------------------------------------------------
19B. NAME OF           19C. DATE            20B. UNITED STATES      20C. DATE
     CONTRACTOR             SIGNED               OF AMERICA              SIGNED
                                            BY /s/ LINDA M. CHADWICK
BY /s/ PETER C. NOLAN       9/21/94            ---------------------   09/21/96
(Signature of person                           (Signature of
 authorized to sign)                            Contracting Officer)
-------------------------------------------------------------------------------
NSN 7540-01-152-8069           26-107              STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE    GPO 1985 0 -478-632   Prescribed by GSA
                                                   FAR (48 CFR) 53.214(a)

                PART I - SECTION B - SUPPLIES OR SERVICES AND PRICE



B.1  Name of Contractor

ViaSat
2290 Cosmos Court
Carlsbad, CA 92009-1585

B.2  SUPPLIES/SERVICES


 CLIN                      DESCRIPTION                                         QTY      UNIT              AMOUNT
 ----                      -----------                                         ---      ----              ------

0001 The Contractor shall provide all material, labor, travel and facilities required to produce, test, and delivery Engineering
           Development Models (EDM) S-Band Tactical Automated Receive
           (STAR) Terminals in accordance with the attached Statement of Work and Contract Data Requirements List (provided under separate cover).

0001AA     Tactical Engineering Development Models (EDMs)                       2        EA            Est. Cost $3,056,461.02
                                                                                                       Fixed Fee    199,694.58
                                                                                                                 -------------
                                                                                                      Total CPFF $3,256,155.60

0001AB     Best Commercial Practice EDMs                                        2        EA            Est. Cost $     202,259
                                                                                                       Fixed Fee        16,172
                                                                                                                 -------------
                                                                                                      Total CPFF $     218,431

0001AC     The efforts required in the SOW for the Training Tasks set           1        LO            Est. Cost $      35,017
           forth in the SOW and the DD Form 1423's                                                     Fixed Fee         2,788
                                                                                                                 -------------
                                                                                                      Total CPFF $      37,805

0001AD     The efforts required in the SOW for preparing the documentation      1        LO            Est. Cost $     148,054
           set forth in the SOW and the DD Form 1423's                                                 Fixed Fee        11,787
                                                                                                                 -------------
                                                                                                      Total CPFF $     159,841

                                                        OPTIONS

0002       On call support for the maintenance of the delivered EDMs            1        LO                  NTE $     150,000
           in accordance with the attached SOW paragraphs 3.8.2
           and 3.8.2.2 from 15 MAY 96 - 30 SEP 96


                                   B.1

                PART I - SECTION B - SUPPLIES OR SERVICES AND PRICE




                                        OPTIONS

 CLIN                      DESCRIPTION                                         QTY      UNIT              AMOUNT
 ----                      -----------                                         ---      ----              ------

0003       On call support for the maintenance of the delivered EDMs in         1        LO                  NTE $150,000
           accordance with the attached SOW paragraph 3.8.2 and 3.8.2 from 1 OCT 96 - 30 SEP 97

0004       Outdoor Equipment Interconnect Cables

0004AA     500 Feet                                                             4        EA            Est. Cost $   1,800
                                                                                                       Fixed Fee       144
                                                                                                                 ---------
                                                                                                      Total CPFF $   1,944

0004AA     1,500 Feet                                                           4        EA            Est. Cost $   3,400
                                                                                                       Fixed Fee       272
                                                                                                                 ---------
                                                                                                      Total CPFF $   3,672


B.3 CLIN 0001 and 0004 are to be performed on a Cost-Plus-Fixed Fee completion basis and will be incrementally funded. CLIN 0002 and 0003 will be awarded on a Time-and-Material basis and each individual Delivery Order will be funded separately.

B.4 There are two options that will be performed on a Time-and-Material basis and the pricing for the Not-To-Exceed value shall be based on Section H - Special Provision H.18 and H.19.

B.5 CLIN 0001AA contains the non-recurring costs for all four Engineering Development Models and is not the true reflection of 2 Tactical EDMs. The CLIN 0001AA cost without the non-recurring costs is $255,151.00.

                                   B.2

                PART I - SECTION C - DESCRIPTION/SPECIFICATIONS


C.1 This contract shall be conducted in accordance with the requirements and standards in the following:

        a. Statement of Work (SOW), dated 2 September 1994, provided herein as Attachment 1.

        b. DD 254, Contract Security Classification Specification, dated 16 May 1994, provided herein as Attachment 2.

        c. Contract Data Requirements Lists (CDRLs), DD 1423, dated 2 September 1994, provided as Exhibit A.


                                                                DAHT01-94-C-0014

                                      C.1

                   PART I - SECTION D - PACKAGING AND MARKING


D.1  MARKING OF WRITTEN MATERIAL

     All reports and/or other documents and materials to be provided to the Government shall be submitted with a letter of transmittal identifying the contract number. Marking shall be that which is appropriate taking into consideration DOD Security Classification Specifications (DD Form 254).

D.2 UNCLASSIFIED documents will be packed for domestic shipment in accordance with best commercial practice, in such manner that they will reach destination in satisfactory condition.

D.3 CONFIDENTIAL or SECRET material will be packed to conceal it properly and to avoid suspicion as to contents, and to reach destination in satisfactory condition. Internal markings on internal packaging will clearly indicate the classification. NO NOTATION TO INDICATE CLASSIFICATION WILL APPEAR IN EXTERNAL MARKINGS. (See paragraph 17 of the Industrial Security Manual for Safeguarding Classified Information, DOD 5220.22-M.)

D.4 TOP SECRET, SECRET and/or CONFIDENTIAL documents will be enclosed in opaque inner and outer envelopes/wrappings. The classified information will be protected from direct contact with the inner envelope/wrapper by a cover sheet or by folding inward. The inner envelope/wrapper shall be addressed, return addressed, carefully sealed, and shall be plainly and conspicuously marked with the classification of its contents and with any other special notations required. The outer container shall be addressed, return addressed, and carefully sealed with NO markings or notations to indicate that the contents are classified. If the outer envelope/wrapping is not sufficiently opaque to prevent the classification markings or the inner cover from being visible, the inner container shall be wrapped with sufficient paper to conceal the markings.

D.5 Receipts for CONFIDENTIAL documents are generally not required. However, if there is a special requirement for the receipting of CONFIDENTIAL documents, the receipt will be handled the same as for TOP SECRET and SECRET documents.

D.6 When transmitting TOP SECRET, SECRET, and when special requirements exist for CONFIDENTIAL documents, the inner envelope/wrapping shall contain a receipt form which identifies the addressor, the addressee, and the contents by unclassified or short title.



                                                                DAHT01-94-C-0014

                                      D.1

                   PART 1 - SECTION D - PACKAGING AND MARKING


D.7 In addition to the above requirements, the packing and marking of classified material shall conform to the requirements of the Industrial Security Manual for Safeguarding Classified Information, DOD 5220.22M and any special requirements levied by the DD Form 254, Contract Security Classification Specification.

D.8  Packing and Packaging of Hardware/Software

     Preservation, Packing, and Packaging shall be in accordance with ASTM D 3951, Standard Practice for Commercial Packaging.


                                                                DAHT01-94-R-0007

                                      D.2

                  PART I. SECTION E--INSPECTION A--ACCEPTANCE

E.1  52.252-2  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)
     ------------------------------------------------------

     This contract incorporates the following clauses by reference with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

     I.  Federal Acquisition Regulation (48 CFR Chapter 1) Clauses.


     NUMBER           TITLE                                        DATE
     ------           -----                                        ----
     52.246-03        Inspection of Supplies - Cost                APR 1984
                        Reimbursement
     52.246-06        Inspection - Time-and-Material and           JAN 1986
                        Labor Hour (CLINs 0002-0003)
     52.246-08        Inspection of Research and Development       APR 1984
                        - Cost-Reimbursement
     52.246-16        Responsibillity of Supplies                  APR 1989
     52.246-7000      Material Inspection and Receiving            DEC 1991
                        Report

E.2  INSPECTION AND ACCEPTANCE
     -------------------------

    |Government inspection and acceptance shall be made by the designated |Government representative in accordance with the Statement of Work, |Specifications and Contract Data Requirements Lists provided under |separate cover. The four (4) Engineering Development models will be |conditionally accepted prior to the operational test. The conditional |acceptance will be either at the contractors facility or in the Northern |Virginia area. The final acceptance will be after passing the operational |tests. The contractor is authorized to deliver the first EDM System prior |to completion of environmental testing but the contractor is not relieved |from meeting the environmental requirements for all units.


                                                              DAHT01-94-C-0014
                                                              CHANGE PAGE P00007
                                      E.1

                 PART I - SECTION 2 - DELIVERIES OF PERFORMANCE


F.1  52.252-2  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

     This contract incorporates the following clauses by reference with the same force and effect as if they were given in full text. Upon request the Contracting Officer will make their full text available.

     I.  Federal Acquisition Regulation (48 CFR Chapter 1) Clauses.

     NUMBER                     TITLE                     DATE
     ------                     -----                     ----
     52.212-13          Stop Work Order (ALT I)         AUG 1989
     52.247-34          F.O.B. Destination              JAN 1991

F.2  DELIVERY SCHEDULE

     The delivery schedule for this effort is shown below:

     CLIN 0001AA or AB- 1 Unit, Conditional acceptance 30 Sep 1995 CLIN 0001AA & AB - 3 Units, Conditional acceptance 01 Apr 1996 CLIN 0001AA & AB - Final acceptance 1 August 1996
     CLIN 0001AC      - 30 June 1995 - 1 August 1996
     CLIN 0001AD      - In accordance with Exhibit A, DD Form 1423's
     CLIN 0002, if Exercised, 15 May 1996 - 30 September 1996
     CLIN 0003, if Exercised, 1 October 1996 - 30 September 1997 CLIN 0004AA - 31 December 1995
     CLIN 0004AB - 31 December 1995

F.3  DELIVERY REQUIREMENTS

     Data deliverables under this contract shall be delivered in accordance with the Contract Data Requirements List (DD Form 1423), Exhibit A. Any hardware or software deliverables will be delivered in accordance with the Statement of Work, Paragraph 3.12, Page 39, and will be accepted with a DD Form 250. The SOW provides the contractor instructions on the delivery destinations.


                                                              DAHT01-94-C-0014
                                                              Change page P00013

                                      F.1

                               PART I - SECTION G
                          CONTRACT ADMINISTRATION DATA


G.1  CONTRACT CORRESPONDENCE AND INQUIRIES

     All correspondence and inquiries for the Contracting Office shall reference the appropriate contract number, contract line item number, and/or CDRL and shall be directed to the Contracting Officer shown below:

          NAME:                   Ms. Linda Chadwick
          OFFICE SYMBOL:          SFAE-RP-TCM
          TELEPHONE NO:           (703) 347-0808 or (703) 349-7600/7601
          DSN:                    229-7600/7601

G.2  TECHNICAL POINT OF CONTACT

     The technical point of contact for this contract will be identified by a letter from the Contracting Officer after award.

G.3  INVOICES/VOUCHERS

          a. An invoice is a written request for payment under the contract for supplies delivered or for services rendered.

          b. Invoices/vouchers shall be submitted for purchases and services other than personal, to the addresses below in a simultaneous mailing:

          1. The original and six (6) copies to the Administrative Contracting Officer (ACO) identified in Block 6 of the SF-26 Award document.

          2.  One Copy:

              Technical Contract Management Office
              Attention:  Linda M. Chadwick
              Post Office Box 1647
              Vint Hill Farms Station
              Warrenton, Virginia  22186-1647

          3.  Requiring Activity
              (Address to be provided upon contract award)

          c. After the ACO has approved the voucher, the voucher shall be submitted to the paying office for payment.


                                                              DAHT01-94-C-0014
                                                              CHANGE PAGE P00013

                                      G.1

                               PART I - SECTION G
                          CONTRACT ADMINISTRATION DATA

G.4  INSTRUCTIONS TO PAYING OFFICE AND ADMINISTRATIVE CONTRACTING OFFICE:
     -------------------------------------------------------------------

     a.  The Contract Specialist is:

         NAME:                Ms. Linda Chadwick
         ORGANIZATION CODE:   SFAE-RP-TCM
         TELEPHONE NUMBER:    (703) 347-0808 or (703) 349-7600/7601
         DSSN/AUTOVON:        229-7600/7601

     b.  Payment to the contractor shall be mailed to the following address:
     (If other than address shown on SF 26 or SF 33).

                            (SAME AS SHOWN ON SF 26)

     c. The contract administrative office in Block 6 of the SF-26 is hereby delegated the duties outlined in FAR Part 42.302(a).


G.5  ACCOUNTING AND APPROPRIATION DATA
     ---------------------------------

     PR&C TCMO-0029-94
     AA:  9740400.0200 5E4 6045 680011 000 659900
          MIPR NM4600060                                          $1,190,089.00

     PR&C TCMO-0028-94
     AB:  9730400.0200 5F3 6045 760006 0000 659900
          H03600198 MIPR FY7620-93-FMXS02                         $  100,228.00

     PR&C TCMO 0002-95
     AC:  9740400.0200 5E4 6045 680011 0000 659900
          MIPR NM4600060                                          $  500,282.00

     PR&C TCMO 0006-95
     AD:  9740300.0200 5D4 6045 880012 0000 65990
          MIPR NM4600061 (CLIN 0004 ONLY)                         $    5,616.00

     PR&C TCMO 010-95
     AE:  9750400.0200 5E5 6045 680011 50092
          0000 659900 MIPR NM5600092                              $  360,938.00

     PR&C W73TCMO 5223011
     AF:  9750400.0200 5E5 6045 680011 000 50092                  $  264,367.00
          0000659900 MIPR NM5600092

                                      G.2

                            PART I - SECTION G
                      CONTRACT ADMINISTRATION DATA


G.5  ACCOUNTING AND APPROPRIATION DATA - CONTINUED
     ---------------------------------------------

     PR&C W73TCMO5226012
     AG:  9750400.0200 5E5 6045 680011 50092
          0000 659900 MIPR NM5600092                       $   34,695.00

     PR&C W73TCMO5201001
     AH:  9760400.0200 5E6 6045 680011 0000
          659900 60016 MIPR NM6600016                      $  200,000.00

     PR&C W73TCMO5201003 & Amend #2
     AJ:  9760400.0200 5E6 6045 680011 0000
          659900 60049 MIPR NM6600049                      $  443,151.00

     PR&C W73TCMO5201002
     AG:  9760400.0200 5E6 6045 680011 0000
          659900 60049 MIPR NM6600049                      $  499,982.60
                                                           -------------
                                                           $3,599,348.60

G.6  INCREMENTAL FUNDING
     -------------------

     Portions of this contract may be incrementally funded and subject to the "Limitation of Funds" clause, FAR 52.232-22. When fully funded, the "Limitation of Cost", FAR 52.232-20, applies.

G.7  PAYMENT OFFICE
     --------------

     The payment office under the contract shall be designated by a separate letter of instructions from the ACO.

                                                                DAHT01-94-C-0014
                                                              CHANGE PAGE P00013


                                        G.3

                    PART I - SECTION H - SPECIAL PROVISIONS

H.1  CLEARANCES
     ----------

     As a minimum, four members of the contractor's team - the Program Manager and Lead Systems Engineer plus two other individuals must possess a TOP SECRET and SCI security clearance at time of award and must have either a secure compartmented information facility (SCIF) or access to a SCIF, as well as personnel with access to SCI, to perform any classified work under the proposed contract. Interim clearances of that nature may not obtained.

H.2  CONTRACTING OFFICER'S REPRESENTATIVE (COR)
     ------------------------------------------

     a. The Contracting Officer may appoint one or more Government employees as Contracting Officer's Representative (COR) for technical purposes applicable to this contract. "Technical" is restricted to scientific, engineering, or field-of-discipline matters directly applicable to the work performed by the Contractor under the requirements of this contract.

     b. The appointment(s) shall be in writing, signed by the Contracting Officer, and shall set forth the authority granted to and the limitations on the COR. Two copies of the letter of appointment shall be provided to the Contractor who shall acknowledge receipt of the appointment letters in writing without delay. Signing shall represent Contractor's acknowledgement of the limited authority of the COR.

     c. Appointments may be changed or revoked by the Contracting Officer in writing. The Contracting Officer shall notify the Contractor in writing of any such changes or revocations.

H.3  DISCLOSURE OF INFORMATION
     -------------------------

     a. The Contractor shall not disclose any information under this contract to any person unless (i) it is required for the performance of this contract, and the individual is specifically authorized in writing by the Contracting Officer to receive the information, or (ii) the individual is specifically authorized in writing by the Contracting Officer to receive specific information.

     b. Disclosure by the Contractor which requires specific written authorization from the Contracting Officer includes information, whether written or oral, to be revealed in technical conferences, synopses, meetings, periodicals, journals, brochures, or advertising.


                                      H.1

                   PART I -- SECTION H -- SPECIAL PROVISIONS

        c. When prescribed by the Contracting Officer, the Contractor agrees to insert in subcontracts and purchase orders hereunder, provisions which shall conform substantially to the language of paragraphs a and b. Normally these provisions will not be required by the Contracting Officer in purchase orders for standard commercial items which have been sold or offered for sale to the public commercially by any supplier.

        d. The Contractor shall not disclose (i) any information concerning the sponsorship of this contract, or (ii) the nature of the Government's interest in an application of the subject matter of this contract.

        e. Requests for disclosures pursuant to this clause, or requests for permission to make further distribution of technical documents which bear or are required to bear a restrictive distribution statement of the sponsoring agency, shall be directed to the Contracting Officer.

H.4     CONSTRUCTIVE CHANGE ORDERS

        No order, statement or conduct of the Contracting Officer, or the authorized representative of the Contracting Officer, whether or not acting within the limits of his authority, or any other representative of the Government, shall constitute a change under the "Changes" Clause of this contract or entitle the Contractor to an equitable adjustment of the contract price or delivery schedule under that or any other clause, unless such change is issued in writing and signed by the Contracting Officer. No representative of the Contracting Officer shall be authorized to issue a written change order under the "Changes" clause of this contract. The Contractor shall be under no obligation to comply with any orders or directions not issued in writing and signed by the Contracting Officer.

H.5     SECURITY REQUIREMENTS

        a. The Contractor shall maintain and administer a security program in accordance with DOD 5220.22-M, "Industrial Security Manual for Safeguarding Classified Information," and DIAR 50-2, "Information Security Program," and those additional documents identified on the attached DD Form 254.


                                                            DAHTO1-94-C-0014
                                                            CHANGE PAGE P00013

                                      H.2

                  PART I - SECTION H - SPECIAL PROVISIONS

     b. Loss or suspension of required security clearance, as set forth on the attached DD Form 254 (Contractor Security Classification Specification) will result in inability to perform in accordance with the terms and conditions of the contract. As a result the contract is subject to default in accordance with the General Provision entitled, "Default".

     c. The Government reserves the right to direct any contractor employee to be removed from performance, direct or indirect, for reason of security violation(s) whether or not deemed of sufficient severity to warrant action to terminate the Contractor's or individual's security clearance. The Government also reserves the right to direct any contractor employee to be removed for any investigation of alleged misconduct which may, in the opinion of the Contracting Officer, jeopardize the security of the project.

     d. Contractors should be aware that a polygraph examination will probably be required for those working in the Program. Contractors must obtain a release, a letter of intent to submit to the polygraph, from all personnel assigned.

H.6  USE OF CONSULTANTS

     Use of consultant services in the performance of this contract shall be subject to prior written consent of the Procuring Contracting Officer.

H.7  CONTRACT DATES

     a. All periods of time referenced herein shall be measured by calendar days, weeks, months, as opposed to "work" days, weeks, months.

     b. With regard to due dates for submission of reports, data, hardware, etc., called for in Section F hereof, the contractor will submit same in sufficient time to allow for their arrival at the specified destination on the due date indicated.

     c. The term "MAC" means months after contract award date and is calculated on the basis of calendar months. The term "ADAD" means "After Date of Award Document".

H.8  CHANGE IN KEY PERSONNEL

     The contractor shall notify the Contracting Officer prior to making any change in the personnel identified in the proposal as key individuals to be assigned for participation in the

                                                                DAHT01-94-R-0007

                                        H.3

                      PART I - SECTION H - SPECIAL PROVISIONS

      -----------------------------------

      performance of this contract. The contractor must demonstrate that the qualifications of the prospective personnel are equal to or better than the qualifications of the personnel being replaced. The Program Manager and Team Leaders at a minimum, are considered key personnel.

 H.9  LIMITATION OF COST/LIMITATION OF FUNDS
      --------------------------------------

      The proposed contract will be incrementally funded. The contract clauses Section hereof includes both FAR clauses 52.232-20, Limitation of Cost, and 52.232-22, Limitation of Funds. The latter clause is operative as long as the contract is incrementally funded. If and when the contract becomes fully funded, the Limitation of Cost clause shall become effective and the Limitation of Funds clause shall cease to be operative.

H.10  PARTICIPATION BY THE MITRE CORPORATION

      a. The Requiring Activity has the responsibility for providing the necessary management for this program and has entered into contracts with the MITRE Corporation to support the Program Manager. In this role, they provide technical services and guidance to the Program Manager during the source selection and performance of the contract. The support contractors will be required to sign Non-Disclosure statements.

      b.  Explanation of the support contractors roles:

          (1) Responsible for providing direct technical support to the Requiring Activity's System Engineer.

          (2) The support contractors have agreed not to engage in the manufacture or the production of hardware, to abide by the "Rules for the Avoidance of Organizational Conflicts of Interest", and not to compete with any profit seeking concern.

      c. The contractor agrees to cooperate with the support contractors by engaging in technical discussions with them and permitting their personnel access to information and data relating to technical matters (including cost) concerning this contract to the same degree such access is accorded Government personnel.

      d. The contractor agrees to cooperate with the support contractors by permitting them to have access to Technical/Project reviews conducted for the Government.



                                     H.4

                    PART I - SECTION H - SPECIAL PROVISIONS

     e. It is expressly understood that the operation of this clause will not be the basis for an equitable adjustment. Modifications, realignment, or redirection of the contractor's technical efforts shall be affected only by the prior written consent of the procuring Contracting Officer.

H.11  CONTRACTOR USE OF IR&D

     The Government intends for the items delivered under this effort to be delivered with unlimited rights in order to allow future competitive acquisitions. Prior to the contractor using any of their funds to develop this software, the Government is to be notified in writing. If any of the items delivered are or will have restricted rights, the contractor is to notify the Government not later than ten (10) days after it is discovered.

H.12  NOTICE OF INCORPORATION OF SECTION K

     The following section of the solicitation will not be distributed with the contract; however, they are incorporated in and form a part of the resultant contract as though furnished in full text therewith:

          SECTION                           TITLE

             K Representations, Certifications and Other Statements of Offerers or Quoters (Bidders)

H.13  TRAVEL

     a. Transportation and per diem expenses incurred by contractor shall be reimbursed in accordance with the Joint Travel Regulation (JTR).

     b.  All travel shall be coordinated with the technical point of contact.

H.14  PAYMENT OF FIXED FEE (COMPLETION)

     Pursuant to the clause at FAR 52.216-8, Fixed Fee, and subject to withholding provisions contained therein or elsewhere in the contract, fixed fee shall be paid to the contractor on a pro-rate basis derived from the ratio of the fixed fee to the estimated cost of the contract and shall be included in the vouchers submitted by the contractor for reimbursement under the terms of the contract.


                                                                DAHT01-94-R-0007

                                      H.5

                    PART I - SECTION H - SPECIAL PROVISIONS


H.15  GOVERNMENT FURNISHED ITEMS

     The Government's obligation to furnish equipment, data and services will be limited to the items listed below and as contained in the STAR terminal Technical Specification.

          a. Government Furnished Equipment - The Government Furnished Equipment will include five (5) embeddable KF-84 COMSEC modules (KIV-7) with data keys and key storage/transfer devices. Four (4) of the COMSEC devices will be used for operations, and one (1) COMSEC device will be used for spare. The COMSEC devices will be made available by 1 November 1994 along with the keying material.

          b. Government Furnished Documents - The Government shall provide the contractor with the Technical Specifications (B1 and B5) and the Preliminary Software Test Plan developed under the previous contract.

          c. COMSEC Maintenance - The Government will perform all maintenance for COMSEC equipment.

          d. Transmission System - The Government will provide the necessary Radio Frequency (RF) interfaces and maintenance to the MTN network and this will be available by 1 May 1995.

          e. Security Certification and Accreditation - The Government will, prior to production, perform equipment certification/accreditation and any hardware/software certification deemed necessary by the Designated Approving Authority. Contractor assistance may be required to assist the Government in providing data and, if necessary, hardware/software security upgrades.

H.16  INCREMENTAL FUNDING (CLIN 0001AA) -

The total estimated cost-plus-fixed-fee for the performance of this contract is identified in Section B for CLIN 0001. The amount available for payment and allotted to this contract is increased from $2,907,655.60 by $270,000.00 to $3,177,655.60 (including a fixed fee of $193,969.58). In accordance with the General Provisions herein entitled "Limitation of Funds", the Government shall not be obligated to reimburse the contractor for any costs (including termination costs) in excess of the amount allotted for this effort and the contractor will not be obligated to continue performance or incur costs in excess of the amount allotted until additional funds are made available by issuance of a unilateral modification by the Contracting Officer. This increment of funding will cover performance through 30 April 1996 for the ECP and 31 May 1996 for all remaining contract effort.



                                      H.6

                   PART I - SECTION H - SPECIAL PROVISIONS


H.17  WARRANTY
      --------

      The contractor shall be required to pass any commercial warranties to the Government if they exceed the period of this contract. The contractor shall notify the Government if they modify any commercial equipment that would cause the commercial warranty to be null and void.

H.18  TIME-AND-MATERIAL AND LABOR-HOUR CONTRACT LINE ITEMS
      ----------------------------------------------------

      a. Optional Contract Line Items Numbers (CLINs) 0002 and 0003 identifies a T&M effort. This tasking shall be related to the effort described in the basic Statement of Work, Attachment 1.

      b. The Contracting Officer shall approve the repairs by means of a letter which shall authorize the contractor to begin work immediately, subject, however to his acceptance of the Government's estimated level-of-effort (broken down by labor category and rate). If the contractor does not concur in the Government's estimates, negotiations and agreement shall take place before commencement of work. In either case the contractor shall provide the Contracting Officer with his signature on the letter. The travel and material necessary for the performance effort will be negotiated with each individual action.

      c. The contractor has agreed to hourly rates which include overhead, G&A and Cost of Money and Profit.

      d. Each tasking will provide a task description, appropriate DD 1423's, period of performance and estimated costs. Funding will be applied with the exercise of the option.



                                     H.7

                      PART I - SECTION H - SPECIAL PROVISIONS


H.19  HOURLY RATES (Applicable to Optional CLIN 0002 and 0003)
      ------------

      In accordance with SOW paragraph 1.0 and 3.8.2.2, and on-call support, the following is a schedule of fixed hourly rates to be utilized for establishing the value of each repair. The below rates will be utilized during negotiations. This rate should be by category and by year and shall include all costs through profit. These rates are not subject to change and will be utilized throughout the life of the contract. The material and travel will be reimbursed at actual cost with no fee and will be included in the not-to-exceed cost of CLINs 0002 and 0003.


                                        FFP RATE                FFP RATE
LABOR CATEGORY                          CLIN 0002               CLIN 0003
--------------                          ---------               ---------

Executive Engineer (E1)
Senior Engineer (E2)
Engineer (E3)
Junior Engineer (E4)
Secretary (S)
Technician (T)
Operations (O)
Draftsman (D)
Finance (F)
Purchasing (P)
Contracts (C)





                                        H.8

                     PART II - SECTION I - CONTRACT CLAUSES

I.1  52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)
     -----------------------------------------------------

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

     I. Federal Acquisition Regulation (48 CFR Chapter 1) Clauses THE BELOW CLAUSES ARE APPLICABLE TO ALL EFFORTS PERFORMED UNDER THE PROPOSED CONTRACT.

  NUMBER                     TITLE                                DATE
  ------                     -----                                ----

52.202-01         Definitions                                   SEP 1991
52.203-01         Officials Not to Benefit                      APR 1984
52.203-03         Gratuities                                    APR 1984
52.203-05         Covenant Against Contingent Fees              APR 1984
52.203-06         Restriction on Subcontractor Sales            JUL 1985
                    to the Government
52.203-07         Anti-Kickback Procedures                      OCT 1988
52.203-09         Requirement for Certificate of                NOV 1990
                    Procurement Integrity - Modification
52.203-10         Price or Fee Adjustment for Illegal           SEP 1990
                    or Improper Activity
52.203-12         Limitation on Payments to Influence           JAN 1990
                    Certain Federal Transactions
52.204-02         Security Requirements                         APR 1984
52.209-06         Protecting the Governments Interest           NOV 1992
                    When Subcontracting with Contractors
                    Debarred, Suspended, or Proposed for
                    Debarment
52.210-05         New Material                                  APR 1984
52.212-08         Defense Priority and Allocation               SEP 1990
                    Requirements
52.215-01         Examination of Records by Comptroller         FEB 1993
                    General
52.215-02         Audit - Negotiation                           FEB 1993
52.215-22         Price Reduction for Defective Cost            JAN 1991
                    or Pricing Data
52.215-24         Subcontractor Cost or Pricing Data            DEC 1991
52.215-26         Integrity of Unit Prices (ALT I)              APR 1991
52.215-27         Termination of Defined Benefit                SEP 1989
                    Pension Plan
52.215-30         Facilities Capital Cost of Money              SEP 1987
52.215-33         Order of Precedence                           JAN 1986
52.215-39         Revision or Adjustments of Plans for          JUL 1991
                    Post Retirement Benefits Other Than
                    Pensions (PRB)


                                      I.1

                     PART II - SECTION I - CONTRACT CLAUSES

I.1  CONTINUED
     ---------

  NUMBER                     TITLE                                DATE
  ------                     -----                                ----

52.216-07         Allowable Cost and Payment                    JUL 1991
52.216-08         Fixed Fee                                     APR 1984
52.219-13         Utilization of Women-Owned Small              AUG 1986
                    Business
52.219-16         Liquidated Damages - Small Business           AUG 1989
                    Subcontracting Plan
52.220-03         Utilization of Labor Surplus Area             APR 1984
                    Concerns
52.220-04         Labor Surplus Area Subcontracting             APR 1984
                    Program
52.222-02         Payment for Overtime Premiums                 JUL 1990
                    The use of overtime is authorized under
                    this contract if the overtime premium
                    cost does not exceed $0 each fiscal year.
52.222-03         Convict Labor                                 APR 1984
52.222-26         Equal Opportunity                             APR 1984
52.222-28         Equal Opportunity Preaward                    APR 1984
                    Clearance of Subcontractors
52.222-35         Affirmative Action for Special Disabled       APR 1984
                    and Vietnam Era Veterans
52.222-36         Affirmative Action for Handicapped            APR 1984
                    Workers
52.222-37         Employment Reports on Special Disabled        JAN 1988
                    Veterans & Veterans Era
52.223-02         Clean Air and Water                           APR 1984
52.223-06         Drug-Free Work Place                          JUL 1990
52.225-11         Restrictions on Certain Foreign               MAY 1992
                    Purchases
52.227-01         Authorization and Consent (ALT I)             APR 1984
52.227-02         Notice and Assistance Regarding Patent        APR 1984
                    and Copyright Infringement
52.227-10         Filing of Patent Applications -               APR 1984
                    Classified Subject Matter
52.227-12         Patent Rights - Retention by the              JUN 1989
                    Contractor (Long Form)
52.227-14         Rights in Data - General                      JUN 1987
52.228-07         Insurance - Liability to Third Persons        APR 1984
52.232-07         Payment Under Time-and-Materials and          APR 1984
                    Labor-Hour contract
52.232-09         Limitation on Withholding of Payments         APR 1984
52.232-17         Interest                                      JAN 1991
52.232-18         Availability of Funds (CLINs 0002 thru        APR 1984
                    0004)

                                      I.2

                     PART II - SECTION I - CONTRACT CLAUSES


I.1  CONTINUED

  NUMBER                        TITLE                             DATE
  ------                        -----                             ----
52.232-20       Limitation of Cost                              APR 1984
52.232-22       Limitation of Funds                             APR 1984
52.232-23       Assignment of Claims                            JAN 1986
52.232-25       Prompt Payment                                  MAR 1994
52.232-28       Electronic Funds Transfer Payment Methods       APR 1989
52.233-01       Disputes (ALT I)                                MAR 1994
52.233-03       Protest After Award (ALT I)                     JUN 1985
52.237-02       Protection of Government Buildings,             APR 1984
                  Equipment, and Vegetation
52.242-01       Notice of Intent to Disallow Costs              APR 1984
52.242-13       Bankruptcy                                      APR 1991
52.243-02       Changes - Cost Reimbursement (ALT V)            APR 1984
52.243-03       Changes - Time-and-Material or Labor-Hours      AUG 1987
52.243-06       Change Order Accounting                         APR 1984
52.243-07       Notification of Changes                         APR 1984
52.244-02       Subcontracts (Cost Reimbursement and            JUL 1985
                  Letter Contracts), ALT I (APR 1985)
52.244-03       Subcontract (Time-and-Materials and Labor       APR 1985
                  Hour contracts)
52.244-05       Competition in Subcontracting                   APR 1984
52.245-05       Government Property (Cost-Reimbursement,        JAN 1986
                  Time and Materials, or Labor-Hour
                  Contracts)
52.246-23       Limitation of Liability                         APR 1984
52.246-25       Limitation of Liability - Services              APR 1984
52.249-06       Termination (Cost Reimbursement) II ALT IV      MAY 1986
52.249-14       Excusable Delays                                APR 1984

I.2 DEPARTMENT OF DEFENSE (DOD) FAR SUPPLEMENT CLAUSE THE BELOW CLAUSES ARE APPLICABLE TO ALL EFFORTS PERFORMED UNDER THE PROPOSED CONTRACT.

  NUMBER                        TITLE                             DATE
  ------                        -----                             ----
52.201-7000     Contracting Officer's Representative            DEC 1991
52.203-7000     Statutory Prohibition on Compensation to        DEC 1991
                  Former Department of Defense Employees
52.203-7001     Special Prohibition on Employment               APR 1993
52.203-7003     Prohibition Against Retaliatory Personnel       APR 1992
                  Actions

                                      I.3

                     PART II - SECTION I - CONTRACT CLAUSES

I.2  Continued
     ---------


  NUMBER                     TITLE                                DATE
  ------                     -----                                ----

52.204-7000       Disclosure of Information                     DEC 1991
52.204-7002       Payment for Subline Items Not                 DEC 1991
                    Separately Priced
52.204-7003       Control of Government Personnel               APR 1992
                    Work Product
52.205-7000       Provision of Information to                   DEC 1991
                    Cooperative Agreement Holders
52.209-7000       Acquisition from Subcontractors               DEC 1991
                    Subject to On-site Inspection
                    Under the Intermediate-Range
                    Nuclear Forces (INF) Treaty
52.215-7000       Pricing Adjustment                            DEC 1991
52.215-7001       Availability of Contractor Records            DEC 1991
52.215-7002       Cost Estimating System Requirements           DEC 1991
52.223-7004       Drug-Free Work Force                          SEP 1988
52.225-7001       Buy American Act and Balance of               JAN 1994
                    Payments Program
52.225-7002       Qualifying Country Sources as                 DEC 1991
                    Subcontractors
52.225-7012       Preference for Certain Domestic               MAY 1994
                    Commodities
52.225-7031       Secondary Arab Boycott of Israel              JUN 1992
52.227-7013       Rights in Technical Data and                  OCT 1988
                    Computer Software
52.227-7018       Restrictive Markings on Technical Data        OCT 1988
52.227-7027       Deferred Ordering of Technical Data           APR 1988
                    or Computer Software
52.227-7029       Identification of Technical Data              APR 1988
52.227-7030       Technical Data - Withholding of Payment       OCT 1988
52.227-7031       Data Requirements                             OCT 1988
52.227-7034       Patents - Subcontracts                        APR 1984
52.227-7036       Certification of Technical Data               MAY 1987
                    Conformity
52.227-7037       Validation of Restrictive Markings on         APR 1988
                    Technical Data



                                  I.4

                     PART II - SECTION I - CONTRACT CLAUSES

I.2    CONTINUED
       ---------

  NUMBER                     TITLE                                DATE
  ------                     -----                                ----

52.231-7000       Supplemental Cost Principles                  DEC 1991
52.231-7001       Penalties for Unallowable Costs               MAY 1994
52.232-7006       Reduction or Suspension of Contract           AUG 1992
                    Payments Upon Finding of Fraud
52.233-7000       Certification of Claims and Request           MAY 1994
                    for Adjustment or Relief
52.242-7001       Certification of Indirect Costs               DEC 1991
52.242-7004       Material Management and Accounting            DEC 1991
                    System
52.246-7001       Warranty of Data                              DEC 1991
                  ...The warranty period shall extend
                  for one year after completion of CLINs
                  0001AC and 0001AD. (c) Contractor....
52.249-7001       Notification of proposed Program              MAY 1994
                    Termination or Reduction
52.251-7000       Ordering from Government Supply Sources       DEC 1991


I.3    FULL TEXT CLAUSES
       -----------------

I.3.1  52.203-9  REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-
       ---------------------------------------------------------------
         MODIFICATION (NOV 1990)
         -----------------------

     (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

     (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

     (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

                                      I.5